UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 26, 2024
Date of Report (Date of Earliest Event Reported)

DIAMONDBACK ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35700	45-4502447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Texas Ave.
Suite 100
Midland, Texas 79701
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (432) 221-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FANG	The Nasdaq Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introductory Note

As previously announced, Diamondback Energy, Inc., a Delaware corporation (the “Company” or “Diamondback”), entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”), by and among the Company, Eclipse Merger Sub I, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, Eclipse Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, Endeavor Manager, LLC, a Texas limited liability company (solely for purposes of certain sections set forth therein), and Endeavor Parent, LLC, a Texas limited liability company (“Endeavor”).

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 26, 2024, the Company held a Special Meeting of stockholders (the “Special Meeting”), to consider certain proposals related to the Merger Agreement.

As of the close of business on March 22, 2024, the record date for the Special Meeting, there were 178,339,978 shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) outstanding and entitled to be voted at the Special Meeting.  At the Special Meeting, the holders of a total of 161,775,462 shares of Company Common Stock, representing approximately 90.7% of the voting power of the issued and outstanding shares of Company Common Stock as of the record date, were present or represented by proxy at the Special Meeting, constituting a quorum.

The following are the final voting results on proposals considered and voted upon at the Special Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 29, 2024.

1.
Stock Issuance Proposal: To approve, for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635, the issuance of an aggregate of 117,267,069 shares of Company Common Stock.

For	Against	Abstain
148,982,468	197,120	103,375

2.
Charter Amendment Proposal: To adopt an amendment to the Second Amended and Restated Certificate of Incorporation of the Company (the “Charter”) to increase the total number of authorized shares of Company Common Stock under the terms of the Charter from 400 million shares to 800 million shares of Company Common Stock.

For	Against	Abstain
155,286,430	6,332,915	156,117

The Company’s stockholders did not vote on the proposal to adjourn the Special Meeting to a later date or time because such adjournment was not necessary.

Item 8.01	Other Events.

The closing of the transactions contemplated by the Merger Agreement is subject to the satisfaction or waiver of certain conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). As previously disclosed, the Company and Endeavor each submitted the required notification and report forms under the HSR Act on February 26, 2024. The Company voluntarily withdrew its HSR Act notification and report form on March 27, 2024 and refiled it on March 28, 2024.

On April 29, 2024, the Company and Endeavor each received a request for additional information and documentary material (the “Second Request”) from the U.S. Federal Trade Commission (the “FTC”) in connection with the FTC’s review of the transactions contemplated by the Merger Agreement. Issuance of the Second Request extends the waiting period under the HSR Act until 30 days after both the Company and Endeavor substantially comply with the Second Request, unless the waiting period is extended voluntarily by the parties or terminated earlier by the FTC. The Company and Endeavor will continue to work cooperatively with the FTC in its review. The Company expects that the transactions contemplated by the Merger Agreement will close in the fourth quarter of 2024, subject to the expiration or termination of the waiting period under the HSR Act and the satisfaction or waiver of the other customary closing conditions.

On April 26, 2024, the Company issued a press release announcing the voting results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 26, 2024

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, which involve risks, uncertainties, and assumptions.  All statements, other than statements of historical fact, including certain statements relating the anticipated timing of the proposed business combination transaction between Diamondback and Endeavor are forward-looking statements. When used in this Current Report on Form 8-K, the words “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “model,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions (including the negative of such terms) are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Although Diamondback believes that the expectations and assumptions reflected in its forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond Diamondback’s control. Accordingly, forward-looking statements are not guarantees of future performance and actual outcomes could differ materially from what Diamondback has expressed in its forward-looking statements.

Factors that could cause the outcomes to differ materially include (but are not limited to) the following: the completion of the proposed transaction on anticipated terms and timing or at all, including obtaining regulatory approval and satisfying other conditions to the completion of the transaction; uncertainties as to whether the proposed transaction, if consummated, will achieve its anticipated benefits and projected synergies within the expected time period or at all; Diamondback’s ability to integrate Endeavor’s operations in a successful manner and in the expected time period; the occurrence of any event, change, or other circumstance that could give rise to the termination of the proposed transaction; risks that the anticipated tax treatment of the proposed transaction is not obtained; unforeseen or unknown liabilities; unexpected future capital expenditures; potential litigation relating to the proposed transaction; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the pendency or completion of the proposed transaction on the parties’ business relationships and business generally; risks that the proposed transaction disrupts current plans and operations of Diamondback or Endeavor and their respective management teams and potential difficulties in retaining employees as a result of the proposed transaction; the risks related to Diamondback’s financing of the proposed transaction; potential negative effects of the pendency or completion of the proposed transaction on the market price of Diamondback’s common stock and/or operating results; rating agency actions and Diamondback’s ability to access short- and long-term debt markets on a timely and affordable basis; changes in supply and demand levels for oil, natural gas, and natural gas liquids, and the resulting impact on the price for those commodities; the impact of public health crises, including epidemic or pandemic diseases and any related company or government policies or actions; actions taken by the members of OPEC and Russia affecting the production and pricing of oil, as well as other domestic and global political, economic, or diplomatic developments, including any impact of the ongoing war in Ukraine and the Israel-Hamas war on the global energy markets and geopolitical stability; instability in the financial markets; concerns over a potential economic slowdown or recession; inflationary pressures; rising interest rates and their impact on the cost of capital; regional supply and demand factors, including delays, curtailment delays or interruptions of production, or governmental orders, rules or regulations that impose production limits; federal and state legislative and regulatory initiatives relating to hydraulic fracturing, including the effect of existing and future laws and governmental regulations; physical and transition risks relating to climate change; risks described in Item 1A of Diamondback’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 22, 2024, risks disclosed in its subsequent filings on Forms 10-Q and 8-K and risks described in Diamondback’s definitive proxy statement for the transaction, filed with the SEC on March 29, 2024, the all of which can be obtained free of charge on the SEC’s website at http://www.sec.gov and Diamondback’s website at www.diamondbackenergy.com/investors/.

In light of these factors, the events anticipated by Diamondback’s forward-looking statements may not occur at the time anticipated or at all.  Moreover, Diamondback operates in a very competitive and rapidly changing environment and new risks emerge from time to time. Diamondback cannot predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those anticipated by any forward-looking statements it may make. Accordingly, you should not place undue reliance on any forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K or, if earlier, as of the date they were made. Diamondback does not intend to, and disclaims any obligation to, update or revise any forward-looking statements unless required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date: April 29, 2024	By:	/s/ Kaes Van’t Hof
	Name:	Kaes Van’t Hof
	Title:	President and Chief Financial Officer